Exhibit 10.1
EXECUTION VERSION

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 20, 2019 (this “Amendment”), is entered into by and among BEAZER HOMES USA, INC., a Delaware corporation (together with its successors and assigns, the “Borrower”), the Lenders and Issuers party hereto, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, acting through one or more of its branches or affiliates, as agent (in such capacity and together with its successors, the “Agent”), and the other parties signatory hereto.
W I T N E S S E T H :
WHEREAS, the Borrower has entered into that certain Second Amended and Restated Credit Agreement, dated as of September 24, 2012 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of November 10, 2014, that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of November 6, 2015, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of October 13, 2016 (the “Third Amendment”), that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of October 24, 2017 (the “Fourth Amendment”) and that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of October 1, 2018 (the “Fifth Amendment”)), and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this Amendment is hereinafter referred to as the “Amended Credit Agreement”), among the Borrower, the Lenders party thereto, the Agent and the other agents and parties party thereto from time to time;
WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower on the terms and conditions set forth therein;
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth below; and
WHEREAS, the Borrower and the Lenders constituting Required Lenders have agreed to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.
NOW, THEREFORE, it is agreed as follows:
ARTICLE 1
Definitions
Section 1.1     Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings assigned to such terms in the Credit Agreement, unless otherwise defined herein or the context otherwise requires.
ARTICLE 2
Amendments
Section 2.1    Amendments to Credit Agreement. The Credit Agreement is hereby amended and modified as follows:
(a)    Section 6.13(v) of the Credit Agreement is amended and restated in its entirety as follows:
“(v)    the Borrower and its Restricted Subsidiaries may make other Restricted Payments after the date of this Agreement in an amount not to exceed $50,000,000 in the aggregate during the term of this Agreement; provided that immediately after giving effect to any such Restricted Payment, the Consolidated Fixed Charge Coverage Ratio of the Borrower would be at least (i) for any such Restricted Payment from the Sixth Amendment Effective Date to (and including) September 30, 2019, 1.50:1.00 and (ii) otherwise, 2.00:1.00.”
ARTICLE 3
Miscellaneous
Section 3.1    Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Sixth Amendment Effective Date”) on which:
(a)    Amendment. The Agent shall have received duly executed and delivered counterparts of this Amendment no later than 5:00 p.m. (New York City time) on February 20, 2019 that, when taken together, bear the signatures of the Borrower and the Required Lenders;
(b)    No Default. On the date hereof and on the Sixth Amendment Effective Date (both before and after giving effect to this Amendment), no Default or Event of Default shall have occurred and be continuing;
(c)    Accuracy of Representations and Warranties. Each of the representations and warranties set forth in Article IV of the Credit Agreement, each other Loan Document and Section 3.3 of this Amendment shall be correct in all material respects on and as of the Sixth Amendment Effective Date as though made on and as of such date, except to the extent that any such representations and warranties are stated to relate solely to an earlier date, in which case such representations and warranties shall be correct in all material respects as of such earlier date, provided that in each case, any representations and warranties that are qualified as to “materiality” or “material adverse effect” shall be true and correct in all respects;
(d)    Expenses. The Borrower shall have paid to the Agent on the Sixth Amendment Effective Date all reasonable and documented fees, out-of-pocket costs and expenses of the Agent incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP, counsel for the Agent.
Section 3.2    [Reserved]
Section 3.3    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Agent and the Lenders that:
(a)     Each of the representations and warranties set forth in Article IV of the Credit Agreement and in each other Loan Document are correct in all material respects on and as of the Sixth Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is correct in all material respects as of such earlier date, provided that in each case, any representation or warranty that is qualified as to “materiality” or “material adverse effect” is true and correct in all respects;
(b)     As of the date hereof, the Borrower has the corporate power and authority, and the legal right, to enter into and perform this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on the part of such party. The execution and delivery by such party of this Amendment, and performance by such party of the Credit Agreement as amended hereby, will not (a) contravene such corporation’s charter or bylaws, (b) violate, in any material respect, any provision of any law, rule, regulation (including, without limitation, Regulations U and X of the Board of Governors of the Federal Reserve System) order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to such party, (c) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other

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material agreement, lease, or instrument to which such corporation is a party or by which it or its properties may be bound or affected, (d) result in, or require, the creation or imposition of any Lien, upon or with respect to any of the properties now owned or hereafter acquired by such corporation, other than Liens securing the Obligations; or (e) cause such corporation, partnership or limited liability company to be in default, in any material respect, under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease or instrument. This Amendment constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors’ rights generally;
(c)    On the date hereof and on the Sixth Amendment Effective Date (both before and after giving effect to this Amendment), no Default or Event of Default has occurred and is continuing.
Section 3.4    Severability.    In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 3.5    Continuing Effect; No Other Waivers or Amendments.
(a)    This Amendment shall not constitute an amendment to or waiver of any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as a consent to any action on the part of the Borrower or any other Subsidiary that would require an amendment, waiver or consent of the Agent or the Lenders except as expressly stated herein. Except as expressly amended or waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.
(b)    The parties hereto acknowledge and agree that (i) this Amendment and any other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the “Obligations” (as defined in the Loan Documents) under the Credit Agreement as in effect prior to the Sixth Amendment Effective Date; (ii) such “Obligations” are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this Amendment; and (iii) the Liens and security interests as granted under the Loan Documents securing payment of such “Obligations” are in all such respects continuing in full force and effect and secure the payments of the “Obligations”.
(c)    On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall be a Loan Document for all purposes under the Credit Agreement.
(d)    For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, the Borrower and the Agent shall treat (and the Lenders hereby authorize the Agent to treat) the Amended Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i) or 1.471‑2T(b)(2)(i).

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Section 3.6    Counterparts.
This Amendment may be executed in any number of counterparts and by the different parties to this Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic image shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 3.7    GOVERNING LAW.    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BEAZER HOMES USA, INC.

By:	/s/ David I. Goldberg
Name:	David I. Goldberg
Title:	Vice President, Treasurer and Investor Relations

[Signature Page to Sixth Amendment to Second Amended and Restated Credit Agreement (Beazer Homes)]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

By:	/s/ William O'Daly
Name:	William O'Daly
Title:	Authorized Signatory

By:	/s/ Marc Zihlmann
Name:	Marc Zihlmann
Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Second Amended and Restated Credit Agreement (Beazer Homes)]

LENDER:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ William O'Daly
Name:	William O'Daly
Title:	Authorized Signatory

By:	/s/ Marc Zihlmann
Name:	Marc Zihlmann
Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Second Amended and Restated Credit Agreement (Beazer Homes)]

LENDER:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Yumi Okabe
Name:	Yumi Okabe
Title:	Vice President

By:	/s/ Alicia Schug
Name:	Alicia Schug
Title:	Vice President

[Signature Page to Sixth Amendment to Second Amended and Restated Credit Agreement (Beazer Homes)]

LENDER:

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Second Amended and Restated Credit Agreement (Beazer Homes)]